UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2016

ONCOMED PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35993	38-3572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 995-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On January 4, 2016, the Board of Directors (the “Board”) of OncoMed Pharmaceuticals, Inc. (the “Company”) appointed Perry Karsen to the Board as a Class I director, filling a vacancy on the Board created by an increase in the authorized number of directors to ten (10) directors.

Mr. Karsen will receive an annual fee of $40,000 for service as a director, which is the compensation that the Company provides to non-employee directors under its Non-Employee Director Compensation Policy. Mr. Karsen also received an initial stock option award under the Company’s 2013 Equity Incentive Award Plan (the “2013 Plan”) to purchase 30,189 shares of the Company’s common stock at an exercise price of $21.97 per share, the closing price of the Company’s common stock on the date of appointment. The stock option will vest and become exercisable as to one-third of the shares subject thereto on each anniversary of the grant date, such that the option will be vested and exercisable for 100% of the shares subject thereto on January 4, 2019, subject to Mr. Karsen’s continued service to the Company through each such vesting date and subject to the other terms and conditions of the 2013 Plan. In the event the Company experiences a “Change of Control” as defined in the 2013 Plan, the stock option will immediately vest and become exercisable in full.

The Company will also enter into an indemnification agreement with Mr. Karsen in the form attached as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (File No. 333-181331).

Item 7.01.	Regulation FD.

On January 6, 2016, the Company issued a press release announcing the appointment of Mr. Karsen to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2016	ONCOMED PHARMACEUTICALS, INC.

	By:	/s/ Sunil Patel
Sunil Patel Chief Financial Officer, Senior Vice President, Corporate Development and Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release